BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated February 22, 2013 to the

Summary Prospectus dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The Fund’s Summary Prospectus is amended by adding the following as a “Principal Investment Strategy” of the Fund:

The Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations (“CLOs”).

The Fund’s Summary Prospectus is amended by adding the following as a “Principal Risk” of the Fund:

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Shareholders should retain this Supplement for future reference.